Exhibit 99.2

THIS MUTUAL RELEASE AND DISCHARGE is dated August ____, 2014

BETWEEN:

NATIONAL BANK OF CANADA
(“NBC”)

OF THE FIRST PART,

- and -

LEGEND OIL AND GAS, LTD.
(“Legend US”)

OF THE SECOND PART,

- and -

LEGEND ENERGY CANADA LTD.
(“Legend Canada”, collectively, Legend Canada and
Legend US are referred to as, the “Debtors”)

OF THE THIRD PART,

WHEREAS NBC and Legend Canada are party to a commitment letter, dated July 17, 2012, as subsequently amended and restated (the “Offer of Financing”);

AND WHEREAS pursuant to the Offer of Financing, the Lender advanced credit to Legend Canada;

AND WHEREAS Legend US executed a letter of guarantee, dated May 11, 2012, (the “Guarantee”) in favour of NBC with respect to Legend Canada and provided general and continuing security, in the form of a general security agreement, dated May 11, 2012 (the “GSA”), to NBC for the performance of Legend US’s obligations under the Guarantee;

AND WHEREAS Hillair Capital Investment L.P. (“Hillair”) is the holder of the 8% Senior Secured Original Issue Discount Convertible Debenture, due December 1, 2014 (the “Debenture”), secured by a security agreement, dated, as of July 10, 2013, (the “Debenture GSA”) up to the principal amount of US.$1,008,000.00, in favour of the holders of the Debenture;

AND WHEREAS Hillair, NBC, and Legend US are parties to a subordination and postponement agreement, dated July 11, 2013 (the “Subordination Agreement”), wherein NBC subordinated and postponed the security interest granted pursuant to the GSA to that granted by the Debenture GSA, up to US.$1,008,000.00 with respect to the NBC Security Interests (as defined herein) in the Kansas Assets (as defined therein);

AND WHEREAS Legend US has agreed to pay NBC Cdn.$250,000.00 (the “Settlement Amount”), and, in return, NBC has agreed to release and discharge the NBC Security Interests (as defined herein) held by NBC and as granted by Legend US;

NOW THEREFORE this Mutual Release and Discharge witnesses that in consideration of the mutual covenants herein contained including, without limitation, the payment of the Settlement Amount to NBC by Legend US, NBC’s agreement to discharge its Security Interests over Legend US, other mutual covenants as set out herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
NBC hereby fully and unconditionally: (i) releases Legend US from any and all of its obligations under the Guarantee and the GSA; (ii) represents and warrants to and in favour of Legend US that it has not sold, assigned, encumbered, or parted with possession of or granted any interest in any assignment, mortgage, charge, pledge, lien, hypothec,  encumbrance securing or in effect securing any obligation, conditional sale or title retention agreement or security interest whatsoever, whether absolute or contingent, fixed or floating, legal or equitable, perfected or not, as arising under the Guarantee or the GSA now held by or in favour of NBC against Legend US; and, (iii) releases and discharges any and all of its security interests under the Guarantee and the GSA now held by or in favour of NBC against Legend US and all of its property, assets, and undertakings (collectively, the “NBC Security Interests”).  For greater certainty, the Debtors and NBC hereby confirm and agree that the subordination agreement, dated July 11, 2013 (the “Legend Subordination Agreement”), as granted by Legend US in favour of NBC, wherein Legend US subordinates the redemption of any and all preferred shares and payment thereof as well as the payment of any and all debts and sums of money which are or may become due and owing by Legend Canada to Legend US to the payment of Legend Canada’s obligations to NBC is not released, discharged, amended, or altered by this Mutual Release and Discharge and does not form part of the NBC Security Interests, and as such, the Debtors agree that any and all payments by Legend Canada to Legend US shall only be made after any and all of obligations of Legend Canada to NBC have been fully repaid or fulfilled and any and all funds or assets received by Legend US from Legend Canada prior thereto shall be held in accordance with the Legend Subordination Agreement until all such obligations, as owed by Legend Canada to NBC, have been fully repaid or fulfilled.

2.
NBC hereby agrees to promptly execute and deliver to Legend US, as it may reasonably request, registrable discharges and releases, of any and all of the NBC Security Interests now held by or in favour of NBC or any caveat, financing statement, UCC financing statement, security created under the Bank Act (Canada) or notice in respect thereof held by or in favour of NBC as direct or indirect security for the obligations, indebtedness, liabilities, covenants, agreements, and undertakings of Legend US to NBC, provided that all the foregoing shall be prepared or reviewed at the cost of Legend US. Furthermore, NBC hereby specifically authorizes and directs McCarthy Tétrault LLP (and its authorized agents) to discharge the registrations effected in favour of NBC in respect of the NBC Security Interests, as listed in Schedule “A” hereto.

3.
NBC hereby releases, remises, acquits, and forever discharges Legend US and its respective employees, agents, representatives, consultants, counsel, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, while acting in such capacity with respect to Legend US (all of the foregoing hereinafter called the “Legend US Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatsoever kind or nature, for or because of any manner or things done, omitted or suffered to be done by any of the Legend US Released Parties with respect to: (i) the NBC Security Interests; or, (ii) as a result any obligations owed by Legend Canada to NBC or any shortfall thereof (collectively, the “Legend US Released Matters”).  The Debtors and NBC hereby acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Legend Released Matters, the GSA, the Guarantee and the NBC Security Interests; however, the parties hereto further acknowledge and agree that this paragraph is not intended, in any way, to release any of the employees, agents, representatives, consultants, counsel, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns of Legend Canada while acting in such capacity with respect to Legend Canada.

4.
The Debtors hereby release, remise, acquit, and forever discharge NBC and its respective employees, agents, representatives, consultants, counsel, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions and the successors and assigns of each of the foregoing (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatsoever kind or nature, for or because of any manner or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of, or in any way connected to this Mutual Release and Discharge, the Guarantee, the GSA, or any other agreements or documents in connection therein (collectively, the “Released Matters”).  The Debtors acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.  The Debtors represent and warrant to NBC that they have not purported to transfer, assign, or otherwise convey any of its right, title, or interest in any of the Released Matters to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

5.
The Debtors, on behalf of themselves and their successors, assigns, and other legal representatives, hereby absolutely, unconditionally, and irrevocably, covenant and agree with, and in favour of, each of the Released Parties, jointly and severally, that they will not sue (at law, in equity, in any regulatory proceeding or otherwise) any of the Released Parties on the basis of any Released Matter.  If the Debtors or any of their successors, assigns, or other legal representatives violate the foregoing covenant, the Debtors, each for themselves and their successors, assigns, and legal representatives, agree to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Released Party as a result of such violation.

6.
This Mutual Release and Discharge shall be governed by, construed and enforced in accordance with the laws in force in the Province of Alberta.  The Debtors, NBC, and any and all parties hereto, hereby irrevocably submit and attorn to the jurisdiction of the courts of the Province of Alberta for all matters arising hereunder.

7.	This Mutual Release and Discharge shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8.
This Mutual Release and Discharge may be executed in several counterparts, and may be delivered by facsimile or by electronic mail in Portable Document Format (PDF), each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and same instrument and, notwithstanding the date of execution, shall be deemed to bear date as of the date written in the beginning of this Mutual Release and Discharge.

[signature page to follow]

LEGEND OIL AND GAS, LTD.

Per:
[Name]
[Title]

Per:
[Name]
[Title]
NATIONAL BANK OF CANADA

Per:
[Name]
[Title]

Per:
[Name]
[Title]

LEGEND ENERGY CANADA LTD.

Per:
[Name]
[Title]

Per:
[Name]
[Title]

SCHEDULE “A”

UCC Registrations:

Initial Filing Number(s) of Security Interests Registered with the Colorado Secretary of State / UCC Division:

1.	2012 2013420

PPR Registrations:

Registration Numbers of Security Interests Registered with the Alberta Personal Property Registry:

1.	13022523845

2.	13022523900

3.	13071525299